UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Related-Party Loan

On August 16, 2022, Yutaka Niihara, M.D., M.P.H., the Chairman of the Board and Chief Executive Officer of Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) and his wife loaned the company $1,576,574, representing the net proceeds of personal loans to them from unaffiliated third parties in the principal amount of $1,668,751, as well as $250,000 from personal funds. In exchange for the loans, we issued to Dr. and Mrs. Niihara separate promissory notes in the principal amounts of $1,668,751 and $250,000, respectively, which are due and payable in a lump sum on maturity on August 16, 2027 and bear interest at the rate of 10% per annum, payable monthly in arrears. The foregoing loans were in addition to a $50,000 loan to us from Hope International Hospice, Inc., an affiliate of Dr. and Mrs. Niihara, on August 15, 2022, which is evidenced by a demand promissory note of the company bearing interest at the rate of 10% per annum. The proceeds of the loans will be used to prepay $1,924,819 of outstanding third-party indebtedness of the company.

The foregoing description is a summary only of the material terms of the loans and is qualified by reference to the promissory notes evidencing the loans, copies of which are included as Exhibits 10.1 – 10.3 to this Current Report and incorporated herein by reference. The loans are the most recent of a number of related-party loans previously reported in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, respectively. The foregoing description of the loans should be read in conjunction with such Annual and Quarterly Reports, including the financial statements contained therein and the discussions under the captions “Risk Factors” and “Management’s Discussion of Financial Condition and Results of Operation.”

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in the first paragraph of Item 1.01 of this Current Report is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2022	Emmaus Life Sciences, Inc.

	By:	/s/ YASUSHI NAGASAKI
		Name:	Yasushi Nagasaki
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Promissory Note dated August 16, 2022 in the principal amount of $1,668,751 in favor of Yutaka and Soomi Niihara.

10.2	Promissory Note dated August 16, 2022 in the principal amount of $250,000 in favor of Yutaka and Soomi Niihara.

10.3	Promissory Note dated August 15, 2022 in the principal amount of $50,000 in favor of Hope International Hospice, Inc.

104	Cover Page Interactive Date File (embedded within Inline XBRL document)

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